RELATED PARTY TRANSACTIONS	12 Months Ended
Dec. 31, 2011
RELATED PARTY TRANSACTIONS [Abstract]
RELATED PARTY TRANSACTIONS
10.   RELATED PARTY TRANSACTIONS

Charterhire revenue
The Company entered into a two year bareboat charter agreement with Front Voyager Inc. on April 1, 2006. On January 5, 2010 Front Voyager Inc. gave irrevocable notice of termination of the bareboat charter for the single hull vessel Front Voyager, which took effect on April 1, 2010. Front Voyager Inc paid a termination fee of $4.9 million in accordance with the charter. The following table outlines the revenue and payments related to the charter agreement during the year:

(in thousands of $)	2011	2010	2009
Accrued income – January 1	-	2,324	1,283
Charter hire paid during the year	-	(4,912)	(1,822)
Charter hire revenue recognized in year	-	2,588	2,863
Accrued income – December 31	-	-	2,324

Management Fee
Pursuant to a management agreement, Frontline is the Company's Manager and Technical Advisor. Under the management agreement, Frontline is entitled to a Management Fee and a Technical Advisor's Fee.

Under the terms of the management agreement, the Management Fee consists of a fee of $13,625 initially per annum for the Vessel, together with an additional annual fee of $3,000 covering all four Vessels, payable semi-annually in arrears for the period until the third anniversary of the closing of the Notes issue then increasing by four percent on each subsequent anniversary of the closing of the issue of the Notes.

The Technical Advisor's Fee was initially $10,000 per annum for each Vessel, payable semi-annually in arrears, during the initial first three year period as described above. On each subsequent anniversary of the closing of the issue of the Notes, the fee will increase by 4%. In addition, the Technical Advisor is entitled to be reimbursed for the fees, costs and expenses of conducting periodic inspections of the Vessels. Our Vessel was sold and the Manager will not receive a management fee or technical advisor fee for our Vessel.

Pursuant to a Designated Representative Agreement, CalPetro Holdings Limited (the "Designated Representative") was appointed to represent California Petroleum as its Designated Representative to act on its behalf with respect to certain administrative matters such as the filing of periodic reports and financial statements with the Securities and Exchange Commission. The fee payable to the Designated Representative (the "Designated Representative Fee") during the initial three year period described above was $15,000 per annum. The annual Designated Representative Fee increased to $20,000, $25,000 and $30,000 on April 1, 1999, April 1, 2004 and April 1, 2009, respectively. The Designated Representative Fee in 2011 includes a charge of $13,500 in respect of amounts under accrued in previous years.

Management fee expenses and management fee payable for the years ended and as of December 31, 2011, 2010, and 2009 are as follows:

(in thousands of $)	2011	2010	2009
Management fee expenses	21	16	45
Management fee payable	19	2	11